      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 3, 1996


                                                      REGISTRATION NO. 333-02927
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ---------------------

                                AMENDMENT NO. 2

                                       TO
                                    FORM S-3
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                             ---------------------
                           NOBLE DRILLING CORPORATION
             (Exact name of registrant as specified in its charter)

                  DELAWARE                                        73-0374541
       (State or other jurisdiction of                         (I.R.S. Employer
       incorporation or organization)                         Identification No.)

                        10370 RICHMOND AVENUE, SUITE 400
                              HOUSTON, TEXAS 77042
                                 (713) 974-3131
         (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                             ---------------------
                                  JAMES C. DAY
                CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER
                           NOBLE DRILLING CORPORATION
                        10370 RICHMOND AVENUE, SUITE 400
                              HOUSTON, TEXAS 77042
                                 (713) 974-3131
         (Address, including zip code, and telephone number, including area code, of agent for service)
                             ---------------------

                                         Copies to:
              ROBERT D. CAMPBELL                             JAMES M. PRINCE
           THOMPSON & KNIGHT, P.C.                        ANDREWS & KURTH L.L.P.
             1700 PACIFIC AVENUE                        4200 TEXAS COMMERCE TOWER
                  SUITE 3300                                600 TRAVIS STREET
             DALLAS, TEXAS 75201                           HOUSTON, TEXAS 77002
                (214) 969-1700                                (713) 220-4200

                             ---------------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this registration statement becomes effective.
     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /
     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / /
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /
     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /
     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /
                             ---------------------
          THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

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- --------------------------------------------------------------------------------

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

     Except for the SEC registration fee, NYSE listing fee and the NASD filing fee, all expenses are estimated. All such expenses will be paid by the Registrant.

        SEC registration fee..............................................  $ 89,355
        NASD filing fee...................................................    26,413
        NYSE Listing Fee..................................................    66,412
        Accounting fees and expenses......................................    57,500
        Legal fees and expenses...........................................    75,000
        Printing and engraving expenses...................................   215,000
        Blue sky fees and expenses (including legal fees).................     7,000
        Miscellaneous.....................................................    53,320
                                                                            --------
                  Total...................................................  $590,000
                                                                            ========

ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     The Registrant is a Delaware corporation. Under Section 145 of the General Corporation Law of the State of Delaware, the Registrant has the power to indemnify its directors and officers, subject to certain limitations.

     Reference is made to Article VI of the Bylaws of the Registrant, which
Article is filed as part of Exhibit 3.12 hereto and provides for indemnification of directors and officers of the Registrant under certain circumstances.

     Reference is made to Section 6 of the form of the Purchase Agreement filed as Exhibit 1.1 hereto for provisions relating to the indemnification of directors, officers and controlling persons of the Registrant against certain liabilities, including liabilities under the Securities Act of 1933.

     Pursuant to the General Corporation Law of the State of Delaware, the Certificate of Incorporation of the Registrant, filed as Exhibits 3.1 through
3.11 hereto, limits the personal liability of the directors of the Registrant to the Registrant or its stockholders for monetary damages for breach of fiduciary duty under certain circumstances.

     The Registrant also maintains insurance to protect itself and its directors, officers, employees and agents against expenses, liabilities and losses incurred by such persons in connection with their service in the foregoing capacities.

     The foregoing summaries are necessarily subject to the complete text of the statute, bylaw, agreement, certificate of incorporation and insurance policy referred to above and are qualified in their entirety by reference thereto.

ITEM 16. EXHIBITS.

     The following exhibits are filed as part of this Registration Statement:


       NUMBER                                        EXHIBIT
       ------                                        -------
         1.1(a)*     -- Form of U.S. Purchase Agreement.

         1.1(b)+     -- Form of International Purchase Agreement.

         2.1*        -- Agreement of Sale and Purchase dated as of April 25, 1996, between the Registrant, and Royal Nedlloyd N.V. and Neddrill Holding B.V.

         3.1         -- Restated Certificate of Incorporation of the Registrant dated August
                        29, 1985 (filed as Exhibit 3.7 to the Registrant's Registration
                        Statement on Form 10 (No. 9-13857) and incorporated herein by reference).

         3.2         -- Certificate of Amendment of Restated Certificate of Incorporation of
                        the Registrant dated May 5, 1987 (filed as Exhibit 4.2 to the
                        Registrant's Registration Statement on Form S-3 (No. 33-67130) and
                        incorporated herein by reference).

         3.3         -- Certificate of Amendment of Restated Certificate of Incorporation of
                        the Registrant dated June 1, 1987 (filed as Exhibit 4.3 to the
                        Registrant's Registration Statement on Form S-3 (No. 33-67130) and
                        incorporated herein by reference).

         3.4         -- Certificate of Amendment of Restated Certificate of Incorporation of
                        the Registrant dated April 28, 1988 (filed as Exhibit 3.12 to the
                        Registrant's Annual Report on Form 10-K for the year ended December
                        31, 1988 and incorporated herein by reference).

         3.5         -- Certificate of Amendment of Restated Certificate of Incorporation of
                        the Registrant dated April 27, 1989 (filed as Exhibit 3.13 to the
                        Registrant's Annual Report on Form 10-K for the year ended December
                        31, 1989, as amended, and incorporated herein by reference).

         3.6         -- Certificate of Amendment of Certificate of Incorporation of the
                        Registrant dated August 1, 1991 (filed as Exhibit 3.16 to the
                        Registrant's Annual Report on Form 10-K for the year ended December
                        31, 1991 and incorporated herein by reference).

         3.7         -- Certificate of Designations of $1.50 Convertible Preferred Stock, par
                        value of $1.00 per share, of the Registrant, dated as of September
                        15, 1994 (filed as Exhibit 3.8 to the Registrant's Annual Report on
                        Form 10-K for the year ended December 31, 1994 and incorporated herein by reference).

         3.8         -- Certificate of Amendment of Certificate of Incorporation of the
                        Registrant dated September 15, 1994 (filed as Exhibit 3.1 to the
                        Registrant's Quarterly Report on Form 10-Q for the three-month period ended March 31, 1995 and incorporated herein by reference).

         3.10        -- Certificate of Elimination of shares of $2.25 Convertible
                        Exchangeable Preferred Stock of the Registrant dated June 8, 1995
                        (filed as Exhibit 3.1 to the Registrant's Quarterly Report on Form
                        10-Q for the three-month period ended June 30, 1995 and incorporated herein by reference).

         3.11        -- Certificate of Designations of Series A Junior Participating
                        Preferred Stock, par value $1.00 per share, of the Registrant dated as of June 29, 1995 (filed as Exhibit 3.2 to the Registrant's
                        Quarterly Report on Form 10-Q for the three-month period ended June
                        30, 1995 and incorporated herein by reference).

        3.12        -- Composite copy of the Bylaws of the Registrant as currently in effect
                        (filed as Exhibit 3.4 to the Registrant's Quarterly Report on Form
                        10-Q for the three-month period ended June 30, 1995 and incorporated herein by reference).

       NUMBER                                        EXHIBIT
       ------                                        -------
         4.1*        -- Form of Indenture governing the      % Senior Notes due 2006 (filed
                        as Exhibit 4.1 to the Registrant's Registration Statement on Form S-3
                        (No. 333-02929) and incorporated herein by reference).

         5.1*        -- Opinion of Thompson & Knight, P.C.

        10.1*        -- Amendment No. 6 to the Noble Drilling Corporation Thrift Plan (filed as Exhibit 10.1 to the Registrant's Registration Statement on Form
                        S-3 (No. 333-02929) and incorporated herein by reference)

        23.1*        -- Consent of Price Waterhouse LLP.

        23.2*        -- Consent of Arthur Andersen LLP.

        23.3*        -- Consent of KPMG Accountants N.V.

        23.4*        -- Consent of Thompson & Knight, P.C. (contained in its opinion filed as
                        Exhibit 5.1).

        24.1*        -- Powers of Attorney.


- ---------------


+ Filed herewith.


* Filed previously.

ITEM 17. UNDERTAKINGS.

  (b) Filings incorporating subsequent Exchange Act documents by reference.

     The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's Annual Report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

  (h) Acceleration of effectiveness.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

  (i) Rule 430A.

     The undersigned Registrant hereby undertakes that:

          (1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or
     (4) or 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

          (2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 31st day of May, 1996.


                                            NOBLE DRILLING CORPORATION

                                            By  /s/  BYRON L. WELLIVER
                                              -------------------------------
                                                     Byron L. Welliver
                                             Senior Vice President -- Finance,
                                                  Treasurer and Controller

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT NO. 2 TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.



                  SIGNATURE                                TITLE                     DATE
- ---------------------------------------------  ------------------------------  ----------------
            /s/  JAMES C. DAY*                 Chairman, President and Chief
- ---------------------------------------------    Executive Officer and
                 James C. Day                    Director (Principal
                                                 Executive Officer)

          /s/  BYRON L. WELLIVER               Senior Vice                         May 31, 1996
- ---------------------------------------------    President -- Finance,
               Byron L. Welliver                 Treasurer and Controller
                                                 (Principal Financial and
                                                 Accounting Officer)
         /s/  MICHAEL A. CAWLEY*               Director
- ---------------------------------------------
              Michael A. Cawley

         /s/  LAWRENCE J. CHAZEN*              Director
- ---------------------------------------------
              Lawrence J. Chazen

         /s/  TOMMY C. CRAIGHEAD*              Director
- ---------------------------------------------
              Tommy C. Craighead

          /s/  JAMES L. FISHEL*                Director
- ---------------------------------------------
               James L. Fishel

         /s/  JOHNNIE W. HOFFMAN*              Director
- ---------------------------------------------
              Johnnie W. Hoffman

           /s/  MARC E. LELAND*                Director
- ---------------------------------------------
                Marc E. Leland

                  SIGNATURE                                TITLE                     DATE
                  ---------                                -----                     ----
         /s/  BILL M. THOMPSON *               Director
- ---------------------------------------------
              Bill M. Thompson

*By      /s/  BYRON L. WELLIVER                Director                        May 31, 1996
- ---------------------------------------------
              Byron L. Welliver
              Attorney-in-fact

                                 EXHIBIT INDEX


       NUMBER                                        EXHIBIT
       ------                                        -------
         1.1(a)*     -- Form of U.S. Purchase Agreement.

         1.1(b)+     -- Form of International Purchase Agreement.

         2.1*        -- Agreement of Sale and Purchase dated as of April 25, 1996, between the Registrant, and Royal Nedlloyd N.V. and Neddrill Holding B.V.

         3.1         -- Restated Certificate of Incorporation of the Registrant dated August
                        29, 1985 (filed as Exhibit 3.7 to the Registrant's Registration
                        Statement on Form 10 (No. 9-13857) and incorporated herein by reference).

         3.2         -- Certificate of Amendment of Restated Certificate of Incorporation of
                        the Registrant dated May 5, 1987 (filed as Exhibit 4.2 to the
                        Registrant's Registration Statement on Form S-3 (No. 33-67130) and
                        incorporated herein by reference).

         3.3         -- Certificate of Amendment of Restated Certificate of Incorporation of
                        the Registrant dated June 1, 1987 (filed as Exhibit 4.3 to the
                        Registrant's Registration Statement on Form S-3 (No. 33-67130) and
                        incorporated herein by reference).

         3.4         -- Certificate of Amendment of Restated Certificate of Incorporation of
                        the Registrant dated April 28, 1988 (filed as Exhibit 3.12 to the
                        Registrant's Annual Report on Form 10-K for the year ended December
                        31, 1988 and incorporated herein by reference).

         3.5         -- Certificate of Amendment of Restated Certificate of Incorporation of
                        the Registrant dated April 27, 1989 (filed as Exhibit 3.13 to the
                        Registrant's Annual Report on Form 10-K for the year ended December
                        31, 1989, as amended, and incorporated herein by reference).

         3.6         -- Certificate of Amendment of Certificate of Incorporation of the
                        Registrant dated August 1, 1991 (filed as Exhibit 3.16 to the
                        Registrant's Annual Report on Form 10-K for the year ended December
                        31, 1991 and incorporated herein by reference).

         3.7         -- Certificate of Designations of $1.50 Convertible Preferred Stock, par
                        value of $1.00 per share, of the Registrant, dated as of September
                        15, 1994 (filed as Exhibit 3.8 to the Registrant's Annual Report on
                        Form 10-K for the year ended December 31, 1994 and incorporated herein by reference).

         3.8         -- Certificate of Amendment of Certificate of Incorporation of the
                        Registrant dated September 15, 1994 (filed as Exhibit 3.1 to the
                        Registrant's Quarterly Report on Form 10-Q for the three-month period ended March 31, 1995 and incorporated herein by reference).

         3.10        -- Certificate of Elimination of shares of $2.25 Convertible
                        Exchangeable Preferred Stock of the Registrant dated June 8, 1995
                        (filed as Exhibit 3.1 to the Registrant's Quarterly Report on Form
                        10-Q for the three-month period ended June 30, 1995 and incorporated herein by reference).

         3.11        -- Certificate of Designations of Series A Junior Participating
                        Preferred Stock, par value $1.00 per share, of the Registrant dated as of June 29, 1995 (filed as Exhibit 3.2 to the Registrant's
                        Quarterly Report on Form 10-Q for the three-month period ended June
                        30, 1995 and incorporated herein by reference).

         3.12        -- Composite copy of the Bylaws of the Registrant as currently in effect
                        (filed as Exhibit 3.4 to the Registrant's Quarterly Report on Form
                        10-Q for the three-month period ended June 30, 1995 and incorporated herein by reference).

         4.1*        -- Form of Indenture governing the      % Senior Notes due 2006 (filed
                        as Exhibit 4.1 to the Registrant's Registration Statement on Form S-3
                        (No. 333-02929) and incorporated herein by reference).

         5.1*        -- Opinion of Thompson & Knight, P.C.

        10.1*        -- Amendment No. 6 to the Noble Drilling Corporation Thrift Plan (filed as Exhibit 10.1 to the Registrant's Registration Statement on Form
                        S-3 (No. 333-02929) and incorporated herein by reference).

       23.1*        -- Consent of Price Waterhouse LLP.

       NUMBER                                        EXHIBIT
       ------                                        -------

        23.2*        -- Consent of Arthur Andersen LLP.

        23.3*        -- Consent of KPMG Accountants N.V.

        23.4*        -- Consent of Thompson & Knight, P.C. (contained in its opinion filed as
                        Exhibit 5.1).

        24.1*        -- Powers of Attorney.


- ---------------


+ Filed herewith.


* Filed previously.